--------------------------------------------------------------------------------

                               TO THE STOCKHOLDERS

The fiscal year ended October 31, 1999, was a period of steadily rising rates, which produced a difficult environment for all fixed-income investments, including municipal bonds.

   In October 1998, prior to the start of this fiscal year, taxable bond yields had fallen to their lowest levels in more than 30 years. This was a result of a "flight to quality" to the US Treasury market, precipitated by turmoil in international equity markets, particularly in Asia.

   However, as world equity markets recovered from the 1998 global financial crisis, yields began to move steadily higher and continued to do so throughout this fiscal year. Initially, municipal bonds remained relatively stable because of a lack of new issue supply. However, during the last six months of this fiscal year, municipal bond prices declined, reacting to an economic environment of robust growth, a tighter Federal Reserve Board policy, and inflation worries. By the end of the fiscal year, municipal bond yields had risen to their highest levels in more than three years.

   During periods of rising rates, fixed-income securities generally decline in price, and the holdings in the Fund's portfolio were no exception. This caused the Fund's net asset value (NAV) to decline. On a more positive note, rising rates allowed the Fund to take advantage of some attractive yields during the period. Accordingly, the Fund reduced its holdings in shorter-term bonds and purchased longer-term bonds, which enabled the portfolio to lock in higher yields.

   Looking ahead, we believe that the US economy will slow, as was intended by the Fed's recent restrictive actions, and that inflation fears will thus subside, reducing bond market volatility. We anticipate that the municipal market will outperform the Treasury market during the coming fiscal year as a result of the positive and continually improving municipal market fundamentals, the most significant of which is the slowdown in municipal issuance, which is expected to continue into the new year.

   J. & W. Seligman & Co. Incorporated, your Fund's manager, and Seligman Data Corp., your Fund's stockholder service agent, have completed preparations for potential Year 2000 (Y2K)-related computer problems. All internal mission-critical systems, software, and interfaces have been tested for Y2K compliance with successful results. This is an issue to which we have devoted considerable time and resources for the past several years. We believe that the Fund's stockholders will not be inconvenienced or experience disruptions as a result of Y2K-related issues at Seligman.

   Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
----------------------
William C. Morris
Chairman



                                                            /s/ Thomas G. Moles
                                                            -------------------
                                                                Thomas G. Moles
                                                                      President

December 3, 1999

--------------------------------------------------------------------------------
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND OVER THE PAST FISCAL YEAR?

   At the end of the Fund's last fiscal year in October 1998, turmoil in world equity markets produced a "flight to quality," in which investors around the world pursued the relative safety of US Treasury securities, which drove yields for these securities to their lowest levels in 30 years. While municipal bond yields did not fall to the same degree, their yields also declined in that environment and their yields hit 29-year lows. For the next several months, municipal bond yields fluctuated within a narrow trading range.

[PHOTO OMITTED]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, (SEATED) EILEEN COMERFORD, THOMAS G. MOLES (PORTFOLIO MANAGER)

   As calendar year 1999 began, however, a number of key economic releases suggested that economic growth was strengthening, and the resulting inflation fears sent US Treasury yields sharply higher. Initially, the rise in municipal yields was restrained by a slowdown in the supply of municipal bonds. However, as concern regarding the pace of economic activity intensified, the lack of supply was not enough to keep long-term municipal yields from rising. The Federal Reserve Board's decision to raise the federal funds rate in June and again in August subdued some inflation worries, which temporarily stabilized the bond markets. Investors, however, soon began to worry once again about tight labor markets and recovering world economies, and bond yields resumed their upward climb. By the end of Seligman Quality Municipal Fund's fiscal year, municipal yields were at their highest levels in more than three years.

WHAT WAS YOUR INVESTMENT STRATEGY?

   During the past fiscal year, we focused on achieving two primary objectives: increasing the yields of the Fund's holdings and improving overall call protection for the Fund's portfolio. As long-term municipal yields began to rise during the second half of the fiscal year, we intensified portfolio activity to take advantage of the higher yields that were available. We concentrated these new purchases in essential service revenue bonds such as transportation, sewer, and school district bonds, and sought bonds that provided at least nine years of call protection. At the same time, we reduced the portfolio's exposure to bonds with short calls. We also purchased bonds with maturities ranging from 25 to 40 years. In general, the long end of the municipal market offers the highest yields as well as increased liquidity. However, during periods of rising interest rates, such as we have been experiencing, longer-term bonds decline more in price than shorter-term bonds. As a result, Seligman Quality Municipal Fund's net asset value fell more than it would have had we purchased securities with shorter maturities. However, if interest rates fall during the coming fiscal year, as we expect, longer-term bonds will appreciate more than shorter-term bonds.

--------------------------------------------------------------------------------
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

   Seligman Quality Municipal Fund remains well diversified among all major sectors of the municipal marketplace. Most sectors have been stable with the exception of health care, which remains vulnerable to further credit-quality deterioration, mainly as a result of government cutbacks and the growth of managed care. Many well-managed health care providers with consistently sound finances are suddenly facing serious budget deficits. As a result of this alarming trend, we have been particularly diligent in monitoring the Fund's health care holdings. Despite the current situation, this sector continues to offer selective opportunities. Through in-depth credit analysis, we endeavor to identify strong health care credits to include in the Fund's portfolio.

WHAT IS YOUR OUTLOOK?

   The long-awaited economic slowdown has yet to materialize, which has raised inflationary concerns and has caused bond yields to rise steadily in response. For the remainder of 1999, bond markets will likely experience continued volatility until signs emerge that the economy is moderating. However, the Federal Reserve Board's decision on November 16 to further tighten monetary policy is a clear indication that the Fed will remain vigilant regarding inflation.

   As we approach the new millennium, we believe that there is much to be optimistic about. In the year 2000, the US economy will likely enter its tenth year of expansion. The financial wellbeing of the nation's states, cities, and municipalities continues to improve, with many reporting record budget surpluses. The jobless rate remains below 5% nationally, and consumer confidence remains high. Last, as one of the few remaining possible ways to shelter income, municipal bond funds offer a significant yield advantage over the after-tax yields of many taxable bond investments.

--------------------------------------------------------------------------------
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1999

                                                          AVERAGE ANNUAL
                                              ------------------------------------
                                                                          SINCE
                                   THREE         ONE         FIVE       INCEPTION
                                  MONTHS        YEAR         YEARS      11/29/91
                                  ------        -----        -----      --------
         Market Price**         (9.27)%       (20.38)%       7.82%        3.97%
         Net Asset Value**      (3.75)         (5.11)        7.61         7.09


PRICE PER SHARE

                          OCTOBER 31, 1999  JULY 31, 1999  APRIL 30, 1999  JANUARY 31, 1999  OCTOBER 31, 1998
                          ----------------  -------------  --------------  ----------------  ----------------
         Market Price         $11.4375         $12.8125       $14.00           $13.50           $15.5625
         Net Asset Value       13.55            14.31          14.94            15.17            15.47


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                        CAPITAL GAIN (LOSS)
                                                 ------------------------------------
                             DIVIDENDS PAID+      PAID        REALIZED    UNREALIZED
                             --------------      -------      --------    -----------
                                $0.795            $0.314       $0.287      $(0.057)++


ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at October 31, 1999, was 6.95%, which is equivalent to a taxable yield of 11.28% based on the maximum federal tax rate of 39.6%.

                 ---------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.00% to 4.85%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 1999.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                  RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                              MOODY'S/S&P         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.3%              $5,000,000  Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 ..........................     Aaa/AAA          $ 4,224,850
ALASKA--1.0%                  70,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 ................     Aaa/AAA               72,678
                              825,000  Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6.50% due 6/1/2034 .........     Aaa/AAA              841,797
CALIFORNIA--13.1 %          4,000,000  Foothill/Eastern Transportation Corridor Agency Toll
                                        Road Rev., 5.75% due 1/15/2040 ..........................    Baa3/BBB-           3,672,160
                            5,000,000  San Diego Public Facilities Financing Authority Sewer
                                        Rev., 5% due 5/15/2029 ..................................     Aaa/AAA            4,305,700
                            5,000,000  San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021* .......     Aaa/AAA            4,839,050
HAWAII--1.9%               1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020* ......     Aaa/AAA            1,837,972
ILLINOIS--4.3%             5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 ............     Aa1/AA             4,227,100
KANSAS--3.2%               3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 ..............     Aaa/AAA            3,151,440
LOUISIANA--1.1%              895,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012++ ......................................     NR/AAA             1,037,395
MASSACHUSETTS--7.6%        4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 .....................................     Aaa/AAA            4,194,520
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021 ........     Aaa/AAA            3,173,820
MONTANA--5.6%              2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* .................     Aaa/AAA            2,340,968
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ...................................     Aaa/AAA            1,698,505
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ...................................     Aaa/AAA              885,949
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ...................................     Aaa/AAA              560,926
NEW YORK--13.5%            3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/20260 ..............     Aaa/AAA            3,247,770
                           2,105,000   New York City GOs, 6.25% due 4/15/2027 ...................      A3/A-             2,122,703
                             195,000   New York City GOs, 6.25% due 4/15/20270 ..................      A3/A-               212,004


-----------------
See footnotes on page 6.
                                                                               5

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (continued)

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                  RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                              MOODY'S/S&P         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)      $3,000,000   New York Local Government Assistance
                                        Corporation, 7% due 4/1/20210 ...........................     Aaa/AAA          $ 3,171,630
                           4,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/20250 ........................................     Aaa/AAA            4,415,524
PENNSYLVANIA--9.9%         2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* .............     Aaa/AAA            2,635,700
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.625% due 1/1/2022* ............     Aaa/AAA            2,082,920
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ..........     Aaa/AAA            4,953,500
SOUTH CAROLINA--4.9%       2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021*++ ...................................     Aaa/AAA            2,379,015
                           2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021*++ ...................................     Aaa/AAA            2,379,015
TEXAS--8.9%                5,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/20150 ...................................     Aaa/AAA            5,356,850
                           2,000,000   Matagorda County Navigation District No. 1 Pollution
                                        Control Rev. (Central Power and Light Co. Project),
                                        6.125% due 5/1/2030* ....................................     Aaa/AAA            1,982,260
                           1,315,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* ....................................     Aa1/AA             1,368,586
VIRGINIA--6.0%             2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 ..............    Baa3/BBB-           2,138,775
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 .......................     Aa1/AA+            3,689,140
WASHINGTON--7.8%           2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033* .....................................     Aaa/AAA            1,729,860
                             860,000   Douglas County Public Utility District No. 1
                                        (Wells Hydroelectric Rev.), 7.80% due 9/1/2018* .........      A/AA-               892,551
                           5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ...............     Aaa/AAA            5,008,950
WISCONSIN--4.3%            4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 .............     Aaa/AAA            4,210,160
                                                                                                                       -----------
TOTAL MUNICIPAL BONDS (Cost $95,311,319)-- 97.4% ................................................................       95,041,743
VARIABLE RATE DEMAND NOTES (Cost $400,000)-- 0.4% ...............................................................          400,000
OTHER ASSETS LESS LIABILITIES-- 2.2% ............................................................................        2,130,106
                                                                                                                       -----------
NET INVESTMENT ASSETS-- 100.0% ..................................................................................      $97,571,849
                                                                                                                       ===========

-------------------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
++ Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 0 Pre-refunded security.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1999


ASSETS:
Investments at value:
   Long-term holdings (cost $95,311,319)................................   $95,041,743
   Short-term holdings (cost $400,000)..................................       400,000    $ 95,441,743
                                                                           -----------
Cash..................................................................................         180,110
Interest receivable...................................................................       2,167,857
Expenses prepaid to stockholder service agent.........................................          10,405
Other.................................................................................           8,394
                                                                                          ------------
TOTAL ASSETS..........................................................................      97,808,509
                                                                                          ------------
LIABILITIES:
Accrued expenses, taxes, and other....................................................         236,660
                                                                                          ------------
NET INVESTMENT ASSETS.................................................................      97,571,849
Preferred Stock.......................................................................      33,600,000
                                                                                          ------------
NET ASSETS FOR COMMON STOCK ..........................................................     $63,971,849
                                                                                          ============
NET ASSETS PER SHARE OF COMMON STOCK (Market value $11.4375)..........................          $13.55
                                                                                                ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share -- $50,000 and $145,196, respectively; Shares
   authorized and outstanding-- 1,000 and 672, respectively...........................     $33,600,000
Common Stock, $.01 par value:  Shares authorized-- 49,999,000; issued
   and outstanding-- 4,720,813........................................................          47,208
Additional paid-in capital............................................................      62,860,703
Dividends in excess of net investment income..........................................         (20,178)
Undistributed net realized gain.......................................................       1,353,692
Net unrealized depreciation of investments............................................        (269,576)
                                                                                          ------------
NET INVESTMENT ASSETS.................................................................     $97,571,849
                                                                                          ============

-----------------------
See Notes to Financial Statements.
                                                                               7

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      For the Year Ended October 31, 1999

INVESTMENT INCOME:
INTEREST..............................................................................     $5,893,033
EXPENSES:
Management fee............................................................   $ 668,021
Stockholder account and registrar services................................     101,341
Auction agent fee.........................................................      83,852
Auditing and legal fees...................................................      83,611
Stockholder reports and communications....................................      47,600
Custody and related services..............................................      22,379
Stockholders' meeting.....................................................      16,565
Directors' fees and expenses..............................................      13,572
Miscellaneous.............................................................     117,412
                                                                             ---------
TOTAL EXPENSES........................................................................      1,154,353
                                                                                          -----------
NET INVESTMENT INCOME.................................................................      4,738,680*
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments..........................................   1,355,230
Net change in unrealized appreciation of investments......................  (8,724,862)
                                                                             ---------
NET LOSS ON INVESTMENTS...............................................................     (7,369,632)
                                                                                          -----------
DECREASE IN NET INVESTMENT ASSETS FROM OPERATIONS                                         $(2,630,952)
                                                                                          ===========

----------------------
* Net investment income available for Common Stock is $3,556,135, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                     YEAR ENDED OCTOBER 31,
                                                                                 ------------------------------
                                                                                     1999               1998
                                                                                --------------     --------------
OPERATIONS:
Net investment income........................................................     $ 4,738,680      $    4,915,353
Net realized gain on investments.............................................       1,355,230           1,473,840
Net change in unrealized appreciation of investments.........................      (8,724,862)            918,601
                                                                                  -----------        ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM OPERATIONS.................      (2,630,952)          7,307,794
                                                                                  -----------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $1,759.74 and $1,865.64)...........      (1,182,545)         (1,253,710)
   Common Stock (per share: $.7544 and $.7823)...............................      (3,556,135)         (3,661,643)
                                                                                  -----------        ------------
   Total.....................................................................      (4,738,680)         (4,915,353)
Dividends in excess of net investment income:
   Common Stock (per share: $.0406 and $.1241)...............................        (191,568)           (580,696)
Net realized gain on investments:
   Common Stock (per share: $.314 and $.269).................................      (1,475,588)         (1,252,536)
                                                                                  -----------        ------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................      (6,405,836)         (6,748,585)
                                                                                  -----------        ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (57,575 and 62,307 shares)................................................         770,279             945,639
Value of shares of Common Stock issued in payment of gain
   distribution (16,342 and 17,439 shares)...................................         245,457             266,817
Cost of shares purchased for investment plan
   (47,400 and 37,700 shares)................................................        (625,882)           (569,193)
                                                                                  -----------        ------------
INCREASE IN NET INVESTMENT ASSETS FROM
  CAPITAL SHARE TRANSACTIONS.................................................         389,854             643,263
                                                                                  -----------        ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS.................................      (8,646,934)          1,202,472

NET INVESTMENT ASSETS:
Beginning of year............................................................     106,218,783         105,016,311
                                                                                  -----------        ------------
END OF YEAR (including dividends in excess of net investment
   income of $20,178 and $16,669, respectively)..............................     $97,571,849        $106,218,783
                                                                                  ===========        ============

---------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

     The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999, amounted to $17,683,050 and $18,678,875, respectively.

   At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,859,929 and $3,129,505, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 1999, 47,400 shares were purchased in the open market at a cost of $625,882, which represented a weighted average discount of 9.29% from the net asset value of those acquired shares. A total of 47,373 shares were issued to Plan participants during this period for proceeds of $615,273, a weighted average discount of 10.20% from the net asset value of those shares.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accu-

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

mulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $62,917 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 1999, of $20,178 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

   "Total investment return" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                       YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   1999            1998            1997         1996           1995
                                                   -----          -----           -----         -----          -----
NET ASSET VALUE, BEGINNING
  OF YEAR .................................       $15.47          $15.35         $15.18        $15.31         $13.76
                                                  ------          ------         ------        ------         ------
Net investment income .....................         1.01            1.05           1.09          1.12           1.13
Net realized and unrealized
  investment gain (loss) ..................        (1.57)           0.51           0.43          0.06           1.72
                                                  ------          ------         ------        ------         ------
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS ...................        (0.56)           1.56           1.52          1.18           2.85
Dividends paid from net investment
  income on Preferred Stock ...............        (0.25)          (0.27)         (0.26)        (0.27)         (0.29)
Dividends paid from net investment
  income on Common Stock ..................        (0.76)          (0.78)         (0.83)        (0.90)         (0.94)
Dividends in excess of net investment
  income paid on Common Stock .............        (0.04)          (0.12)         (0.11)        (0.04)            --
Distribution from net realized gain .......        (0.31)          (0.27)         (0.15)        (0.10)         (0.07)
                                                   -----          ------         ------        ------         ------
NET INCREASE (DECREASE) IN NET
  ASSET VALUE .............................        (1.92)           0.12           0.17         (0.13)          1.55
                                                  ------          ------         ------        ------         ------
NET ASSET VALUE, END OF YEAR ..............       $13.55          $15.47         $15.35        $15.18         $15.31
                                                  ======          ======         ======        ======         ======
MARKET VALUE, END OF YEAR .................       $11.4375        $15.5625       $15.00        $14.25         $13.625
                                                  ========        ========       ======        ======         =======

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------------------------
TOTAL INVESTMENT RETURN:                            1999           1998           1997           1996           1995
                                                  -------         ------         ------         ------         -------
Based upon market value                           (20.38)%        12.04%         13.42%         12.62%         27.87%
Based upon net asset value                         (5.11)%         8.84%          8.95%          6.77%         20.09%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets                                 1.12%          1.11%          1.11%          1.11%          1.08%
Expenses to average net assets for
  Common Stock                                      1.67%          1.63%          1.65%          1.65%          1.62%
Net investment income to average
  net investment assets                             4.61%          4.67%          4.88%          4.98%          5.19%
Net investment income to average net
  assets for Common Stock                           6.85%          6.85%          7.21%          7.36%          7.76%
Portfolio turnover rate                            17.66%         14.17%         16.74%         14.05%          8.63%
NET INVESTMENT ASSETS, END OF
  YEAR (000s omitted):
For Common Stock                                  $63,972       $ 72,619       $ 71,416      $  70,468      $  71,084
For Preferred Stock                                33,600         33,600         33,600         33,600         33,600
                                                  -------       --------       --------       --------       --------
TOTAL NET INVESTMENT ASSETS                       $97,572       $106,219       $105,016       $104,068       $104,684
                                                  =======       ========       ========       ========       ========

-----------------------
See Notes to Financial Statements.
                                                                              13

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 3, 1999

--------------------------------------------------------------------------------
DIVIDEND INVESTMENT PLAN

   The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

   Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 1999, the Fund purchased 47,400 shares in the open market for dividend investment purposes.

   Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of

--------------------------------------------------------------------------------
DIVIDEND INVESTMENT PLAN (continued)

the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

   A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

   Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

   The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 1999.

--------------------------------------------------------------------------------
YEAR 2000

   Seligman Quality Municipal Fund's (the Fund's) manager, J. & W. Seligman & Co. Incorporated (Seligman) and Seligman Data Corp. (Seligman Data) have completed preparations for potential Year 2000 (Y2K)-related computer problems. During the spring of 1999, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment. As of June 30, 1999, all internal mission-critical systems, software, and interfaces had been tested for Y2K compliance with successful results. Seligman and Seligman Data believe that the Fund's stockholders will not experience any disruptions or inconveniences as a result of Y2K issues at Seligman or Seligman Data.

   The Fund holds securities issued by governmental or quasi-governmental issuers which, like other organizations, may be susceptible to Y2K concerns. Y2K issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, its performance could be negatively affected. The Manager seeks to identify an issuer's state of Y2K readiness as part of the research it employs. However, the perception of an issuer's Y2K preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available.

   Seligman Data has informed the Fund that it does not expect the cost of its services to increase as a result of Y2K. The Fund will not pay to remediate the systems of the Manager or bear directly the cost to remediate the systems of any other service providers or vendors, other than Seligman Data.

--------------------------------------------------------------------------------
BOARD OF DIRECTORS

JOHN R. GALVIN 2,4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3,4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2,4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2,4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2,4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. &W. Seligman &Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3,4
RETIRED PARTNER, Pitney, Hardin, Kipp &Szuch, Law Firm

JAMES Q. RIORDAN 3,4
TRUSTEE, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R.SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. &W. Seligman &Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3,4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2,4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. &W. Seligman &Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN

DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

---------------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee
18

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte &Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the
                  United States

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

                                                        SELIGMAN

                                                    [GRAPHIC OMITTED]

                                                         QUALITY

                                                    [GRAPHIC OMITTED]

                                                        MUNICIPAL
                                                       FUND, INC.





Seligman Quality Municipal Fund, Inc.
             MANAGED BY                            [GRAPHIC OMITTED]

           [LOGO OMITTED]

       J. & W. SELIGMAN & CO.
            INCORPORATED
  Investment Managers and Advisors                  [LOGO OMITTED]
          ESTABLISHED 1864
 100 PARK AVENUE, NEW YORK, NY 10017                 ANNUAL REPORT
                                                   OCTOBER 31, 1999
                            CESQF2 10/99